Aristotle/Saul Global Equity Fund
Schedule of Investments
December 31, 2025 (Unaudited)

COMMON STOCKS - 95.6%	Shares	Value
Austria - 2.6%
Erste Group Bank AG	6,500	$786,032

Canada - 6.3%
Brookfield Corp.	18,000	826,462
Cameco Corp.	11,788	1,079,389
		1,905,851

France - 3.8%
LVMH Moet Hennessy Louis Vuitton SE	600	454,802
TotalEnergies SE	10,800	705,556
		1,160,358

Germany - 6.2%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,517	1,002,277
Nemetschek SE	5,800	632,539
Symrise AG	3,000	242,843
		1,877,659

Hong Kong - 1.7%
AIA Group Ltd.	51,740	531,181

Ireland - 3.3%
Jazz Pharmaceuticals PLC (a)	3,450	586,500
Medtronic PLC	4,400	422,664
		1,009,164

Japan - 17.6%
Daikin Industries Ltd.	4,700	602,503
FANUC Corp.	13,100	508,813
ITOCHU Corp.	25,500	321,517
Mitsubishi UFJ Financial Group, Inc.	34,400	547,492
MonotaRO Co. Ltd.	39,500	630,553
Otsuka Holdings Co. Ltd.	11,700	662,756
Pan Pacific International Holdings Corp.	78,000	464,245
Sony Financial Group, Inc. (a)	33,300	35,290
Sony Group Corp.	33,300	855,460
Tokyo Century Corp.	55,900	723,909
		5,352,538

Netherlands - 1.1%
Heineken NV	4,100	336,029

Singapore - 3.2%
DBS Group Holdings Ltd.	22,320	978,649

Sweden - 1.6%
Assa Abloy AB - Class B	12,400	483,393

Switzerland - 2.8%
Alcon AG	6,960	556,027
DSM-Firmenich AG	3,600	290,904
		846,931

United Kingdom - 3.3%
GSK PLC	23,047	566,801
Rentokil Initial PLC	73,250	441,848
		1,008,649

United States - 42.1% (b)
Adobe, Inc. (a)	1,300	454,987
Alphabet, Inc. - Class C	3,250	1,019,850
Amgen, Inc.	2,150	703,716
Capital One Financial Corp.	2,700	654,372
Coca-Cola Co.	7,900	552,289
Danaher Corp.	2,200	503,624
Dolby Laboratories, Inc. - Class A	5,150	330,733
FirstCash Holdings, Inc.	5,400	860,652
General Dynamics Corp.	1,800	605,988
Lennar Corp. - Class A	8,350	858,380
Lowe's Cos., Inc.	2,400	578,784
Martin Marietta Materials, Inc.	1,519	945,821
Microchip Technology, Inc.	8,900	567,108
Microsoft Corp.	2,250	1,088,145
Norwegian Cruise Line Holdings Ltd. (a)	15,300	341,496
Oshkosh Corp.	5,050	634,431
Procter & Gamble Co.	2,850	408,434
QUALCOMM, Inc.	3,400	581,570
RPM International, Inc.	4,900	509,600
Uber Technologies, Inc. (a)	7,700	629,167
		12,829,147
TOTAL COMMON STOCKS (Cost $16,787,033)		29,105,581

PREFERRED STOCKS - 2.9%	Shares	Value
South Korea - 2.9%
Samsung Electronics Co. Ltd.	14,300	885,467
TOTAL PREFERRED STOCKS (Cost $279,121)		885,467

TOTAL INVESTMENTS - 98.5% (Cost $17,066,154)		29,991,048
Money Market Deposit Account - 0.7% (c)		226,065
Other Assets in Excess of Liabilities - 0.8%		220,164
TOTAL NET ASSETS - 100.0%		$30,437,277

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting such country or region.

(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of December 31, 2025 was 3.45%.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Utilizing the valuation procedures, the Valuation Oversight Committee ("VOC") determines the level in which each investment is characterized. The VOC includes finance, operations, legal, risk and compliance members of the Trust’s Adviser, and the Trust’s Chief Legal Officer and Chief Compliance Officer. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The VOC reviews the valuation procedure periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third-party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange traded prices, transaction prices, and/or observable vendor prices.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are modified to reflect the estimates of a change in value from the time of the closing valuation in the foreign market until the time of the NYSE close, in accordance with information provided by a foreign fair value service are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy.

The following is a summary of the inputs used, as of December 31, 2025, in valuing the Funds’ assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$29,105,581	$–	$–	$29,105,581
Preferred Stocks	885,467	–	–	885,467
Total Investments	$29,991,048	$–	$–	$29,991,048

Refer to the Schedule of Investments for further disaggregation of investment categories.

Sector Classification as of December 31, 2025 (% of Net Assets)

Financials	$6,946,316	22.7%
Industrials	4,858,213	16.0
Information Technology	4,540,549	15.0
Health Care	4,002,088	13.2
Consumer Discretionary	3,553,167	11.6
Materials	1,989,168	6.6
Energy	1,784,945	5.9
Consumer Staples	1,296,752	4.2
Communication Services	1,019,850	3.3
Other Assets in Excess of Liabilities	446,229	1.5
	$30,437,277	100.0%